UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|_|
Pre-Effective Amendment No.	|_|

Post-Effective Amendment No. 117	|X|

   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	|X|

  Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices) (Zip Code)

    Registrant’s Telephone Number, Including Area Code: (317) 917-7000

Anthony J. Ghoston

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

  It is proposed that this filing will become effective:

•immediately upon filing pursuant to paragraph (b)

• on (date) pursuant to paragraph (b)

|X| 60 days after filing pursuant to paragraph (a)(1)

• on (date) pursuant to paragraph (a)(1)

•75 days after filing pursuant to paragraph (a)(2)

• on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

• his post-effective amendment designates a new effective date for a previously filed post-effective amendment

Mirzam Capital Appreciation Fund

PROSPECTUS

_____________________, 2008

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation

1 Main Street, Suite 200

Tequesta, FL 33469

(888) 693-8056

www.mirzamfunds.com

www.mirzam.org.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. TABLE OF CONTENTS

Page
RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	8
HOW TO BUY SHARES	9
HOW TO REDEEM SHARES	12
DETERMINATION OF NET ASSET VALUE	15
DIVIDENDS, DISTRIBUTIONS AND TAXES	15
MANAGEMENT OF THE FUND	18
FINANCIAL HIGHLIGHTS	20
PRIVACY POLICY	21

FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

          The investment objective of the Mirzam Capital Appreciation Fund (the “Fund”) is to provide long-term capital appreciation.

Principal Strategies

          The Fund seeks long-term capital appreciation primarily by investing in U.S. and foreign equity securities of companies that have long-term growth characteristics and that generate strong cash flows. The Fund’s portfolio is managed by its sub-advisor, Bastiat Capital, LLC which believes that the achievement of long-term capital appreciation depends, in large part, on being price sensitive and limiting portfolio turnover. The sub-advisor views investing primarily as a capital allocation decision. The sub-advisor utilizes a disciplined due diligence process to identify businesses with competitive advantages, sound financials, strong underlying cash flows and talented management teams that have exhibited a commitment to their companies (such as through significant stock ownership). The sub-advisor believes that these characteristics make a stock worth holding for the long term. The Fund seeks to invest in companies that present the potential for long-term capital appreciation, and that trade at reasonable prices or prices that are below the companies’ intrinsic values in the sub-advisor’s opinion.

To enhance the Fund’s investments and returns, the sub-advisor engages in a rigorous stock selection process that starts with a computerized screening process that is based on proprietary quantitative models, and is designed to identify a broad universe of stocks that meet the advisor’s investment criteria. Factors analyzed during this process include, but are not limited to, profit margins, free cash flow generation, historical growth, balance sheet strength, and valuation multiples. Once the universe of potential candidates has been identified, the sub-advisor engages in a meticulous due diligence process, the first stage of which consists of scrutinizing each candidate’s key publicly available filings (such as proxy statements and annual and quarterly reports to shareholders) to garner information about such matters as the background of its management and board of directors, key compensation practices, corporate governance structure, business model and risks. During this process, the sub-advisor will exclude from the universe those businesses that exhibit practices that the sub-advisor believes dilute shareholder value, such as payment of unreasonable compensation to executives through excessive stock-based compensation plans, or the existence or appearance of waste of corporate assets. The second stage of the due diligence process consists of an exhaustive review and analysis of qualitative and quantitative information, including a detailed financial statement analysis, to the extent prior financial statements are available, for each candidate, as well as a review of the company’s advantages as compared to its competitors. From the information gathered through this process, the sub-advisor creates earnings models that make projections about the company’s future financial performance, and proprietary valuation models that determine a reasonable price at which the sub-advisor should purchase the stock. Generally, the sub-advisor will favor investments in companies that pay dividends over companies that do not pay any dividends.

          On an ongoing basis, the sub-advisor monitors each stock in the Fund’s portfolio to update its earnings model and research findings. The sub-advisor’s investment strategy emphasizes allocating capital for the long-term, rather than trading stocks to achieve short-term gains and, as a result, the Fund purchases securities with the intent to hold those securities for a long time. Despite this intention, macro events, shifts in an industry or company developments could give rise to doubts about the long-term viability of a company’s business model. In such instances, the sub-advisor would likely sell the stock. In addition, because of the importance placed by the sub-advisor on a company’s management during the stock selection process, any unexplained resignations of senior executives and/or the selling of stock by insiders typically would cause the sub-advisor to consider selling the stock.

          The Fund is diversified as defined under the Investment Company Act of 1940, which is determined at the time a portfolio security is purchased. However, the Fund’s portfolio often will consist of larger positions in a fewer number of companies than other, more broadly diversified mutual funds due to the sub-advisor’s investment strategy. This strategy emphasizes diligent research and review of each portfolio security and, therefore, limits the number of positions that can be actively monitored by the sub-advisor. The Fund also may retain shares of a single portfolio company that appreciate in value after they are purchased, even if the Fund’s investment in that company ultimately increases to represent a substantial percentage of the Fund’s total portfolio. In cases where the sub-advisor is unable to establish a significant enough position to justify the time necessary to monitor the stock, the sub-advisor may sell the security.

The Fund primarily invests in U.S. and foreign equity securities of companies of all market capitalizations. Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), equity real estate investment trusts (“REITs”), publicly-traded master limited partnerships and royalty trusts. Equity REITs are income trusts that purchase or lease real estate and buildings, and they generate income primarily from rental income. Royalty trusts pass on to unitholders the cash flow received from the sale of a commodity, such as oil and gas produced from the oil and gas reserves underlying the royalty trust. Royalty trust distribution levels and unit prices are highly dependent on commodity prices, which can be highly volatile. Publicly traded partnerships (“PTPs”) typically invest in commodities or real estate. The value of the Fund’s investment in PTPs may fluctuate based on prevailing market conditions and the success of the underlying industries represented in the PTP’s portfolio. The Fund also invests in securities of other investment companies that invest primarily in equity securities, including other mutual funds, exchange-traded funds (“ETFs”) and closed-end funds. In selecting other investment companies in which to invest, including other mutual funds, ETFs and closed-end funds, the Fund’s sub-advisor uses a process similar to that used for selecting common stocks, including by analyzing each investment company’s portfolio companies as disclosed in its periodic reports to shareholders. The Fund may also invest a substantial portion of its assets in foreign equity securities, either directly or through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. These also may include ADRs and GDRs relating to companies located in emerging markets.

          The Fund intends to invest primarily in equity securities. However, if the Fund’s sub-advisor believes that investment opportunities that meet the Fund’s investment criteria are not currently available, or are not available at a reasonable price, the Fund may invest substantially in money market mutual funds, or investment grade short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. To the extent that the Fund makes these investments, it may not achieve its objective of capital appreciation. There also may be a significant delay between the time that an investment is made in the Fund, and the time that the Fund invests the proceeds in equity securities. During such interim period, while the Fund is holding cash or invested in cash equivalents, it may not achieve its investment objective and its returns will not correlate with those of the equity markets. In addition, when the Fund invests in money market funds, it will incur additional expenses and will be subject to additional risks that are discussed in more detail below.

The Fund may invest up to 20% of its assets in fixed income securities and preferred stock and sell exchange-traded put or call options when, in the sub-advisor’s judgment, such investments would be advantageous in achieving the investment objective of the Fund.

Principal Risks of Investing in the Fund

•

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

•

Management Risk. The sub-advisor’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the sub-advisor’s projections about the prospects for individual securities are incorrect, such errors in judgment may result in significant losses in the Fund’s investment in the securities, as well as possible losses overall for the Fund. Each of the advisor and sub-advisor is newly-formed and has never managed a mutual fund.

•

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the sub-advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return.

•

Value Risk. The Fund seeks to invest in securities that are trading at a reasonable price or a price that is below the sub-advisor’s determination of the companies’ intrinsic values. The market may not agree with the sub-advisor’s determination of a security’s intrinsic value, and the security may not perform as expected. For example, the market may not agree that a security is undervalued, and the security’s price may not increase to what the sub-advisor believes is its full value. It may even decrease in value.

•

Issuer Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Diversification Risk. Although the Fund is diversified, it may invest a greater percentage of its assets in a fewer number of stocks compared with other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

•    Foreign Securities Risk. Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Exchange rate fluctuations may reduce or eliminate gains or create losses. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or its shareholders. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•    Small and Mid-Size Company Risk. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

•	Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•    Investment Company Securities Risk. When the Fund invests in other investment companies, such as other mutual funds, ETFs or closed-end funds, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the underlying funds). ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund has no control over the risks taken by the underlying funds in which it invests.

•    Real Estate Investment Trust (REIT) Risk - When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: possible declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; (e) the costs and potential losses of self-liquidation of one or more holdings; (f) the possibility of failing to maintain exemptions from securities registration; and, (g) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Option Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying stock beyond the exercise price (plus the premium received). When the Fund sells put options the Fund receives the option premium, but will lose money if a decrease in the value of the underlying stock causes the Fund’s costs to cover its obligations upon exercise to increase to a level higher than the option premium the Fund received. The Fund may terminate a position in an option it has sold by buying it back in the open market prior to expiration. The Fund will lose money if the cost to buy back the option position is higher than the premiums originally received, due to a rise in the price of the underlying stock, in the case of calls, or a decline in the price of the underlying stock, in the case of puts. Increases in the volatility of the underlying stock can also cause the price of the options to increase, thus increasing the Fund’s cost to cover its obligations. When the Fund purchases a call or put option, it assumes the risk of losing its entire premium invested in the option.

•    Oil and Gas Risk. The performance of oil and gas companies can be affected by the price of oil and gas, supply and demand for oil and gas, costs relating to exploration and production and the success of such explorations, as well as by general economic conditions. Weak demand for the energy products and services in general, as well as negative developments in the world markets also would adversely impact the Fund’s investment. Oil and gas companies also are highly sensitive to events relating to international politics, governmental regulatory policies, including energy conservation and tax policies, and to changes in exchange rates or interest rates. Oil and gas exploration and production can also be significantly affected by natural disasters and by other events that cause environmental damages. Moreover, the underlying oil and gas reserves attributable to such companies may be depleted.

•

Commodities Risk. The Fund’s investment in steel, metal and other companies in the commodities market may subject the Fund to greater volatility. The stock prices for companies in the commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements (including demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

•

Royalty Trust/Publicly Traded Partnership (“PTP”) Risk. Investments in royalty trusts and/or PTPs are subject to various risks related to the underlying operating companies controlled by such trusts or PTPs, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the PTP’s royalty trust’s portfolio. For example, when the Fund invests in oil royalty trusts or PTPs that invest in oil and gas companies, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Conversely, royalty trusts or PTPs that invest in real estate typically are subject to risks similar to those of a REIT. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its investment in a PTP or a royalty trust.

•

Sector Focus Risk. From time to time, the Fund may focus its investments in the particular sectors, such as real estate, energy or steel and metals, and weakness in these sectors could result in significant losses to the Fund. Companies in each of these industries are subject to a number of risks discussed in more detail above. For example, companies real estate sector are subject to possible declines in the value of real estate, adverse general and local economic conditions and environmental problems. Energy companies may be significantly affected by supply and demand factors, including weather, and general economic, social and political conditions, and by changes in domestic or foreign government regulation of energy related industries. The steel and metals sector can be significantly affected by events relating to international political and economic developments, energy conservation, commodity prices, competition and tax and other government regulations.

•    Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and, the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of certain U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors willing to accept price fluctuations in their investments

General

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; other investment companies, including money market funds and exchange-traded funds that invest in bonds or equity securities that are not consistent with the Fund’s principal strategies; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. To the extent consistent with the Fund’s principal strategies as described above, the Fund also may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the sub-advisor, or if the sub-advisor believes that sufficient investment opportunities that meet the Fund's investment criteria are not available. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may not achieve its investment objective when holding a substantial cash position as a result of engaging in these temporary measures.

How has the Fund performed in the past?

The Fund recently commenced operations and, as a result, does not have a full calendar year of performance history.

FEES AND EXPENSES OF INVESTING IN THE FUND

            The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.50%
Distribution (12b-1) Fees	0.25%
Other Expenses	_____%
Acquired Funds Fees and Expenses[3]	_____%
Total Annual Fund Operating Expenses (Before Waiver)	_____%
Fee Waiver/Expense Reimbursement[4]	(___%)
Net Expenses	____%

1The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund charges a fee of 2.00% of the redemption proceeds on shares redeemed within 90 calendar days after they are purchased.

2A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Acquired Funds Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies i that have their own expenses. Acquired Funds Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

4The advisor contractually has agreed to waive its management fee and/or reimburse certain operating expenses so that Net Expenses (excluding brokerage fees and commissions; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; indirect expenses, such as fees and expenses of acquired funds; and extraordinary expenses), do not exceed 2.00% of the Fund’s average daily net assets through November 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation.

Example:

          Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$________	$________	$________	$______

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $5,000 ($1,000 for IRAs and other qualified plans). The advisor may, in its sole discretion, waive these minimums in certain circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary also may impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:
•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to Mirzam Capital Appreciation Fund.

Mail the application and check to:

U.S. Mail: Mirzam Capital Appreciation Fund	Overnight: Mirzam Capital Appreciation Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 N. Meridian St., Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

          By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (888) 693-8056 to obtain wiring instructions, instructions on how to set up your account and to obtain an account number.

          You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

          You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	a check made payable to the Fund

          Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

          You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

          The Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (888) 693-8056 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

          The Fund has adopted a compensation plan under Rule 12b-1 pursuant to which the Fund pays a fee of 0.25% to the advisor or any broker-dealer or financial institution that assists the Fund in servicing its shareholders. These fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than a money order issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

          The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

          By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Mirzam Capital Appreciation Fund	Overnight: Mirzam Capital Appreciation Fund

c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 N. Meridian St., Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

          Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (888) 693-8056 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

          By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (888) 693-8056. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

          Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

          If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating them to provide, upon the Fund’s request, information regarding their customers and their customer transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement is in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

          Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (888) 693-8056. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

          Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund, due to redemptions, is less than $1,000 or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. the Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded. If market quotations are not readily available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Fund’s sub-advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the sub-advisor according to procedures established by the Board of Trustees. Fair valuation also is permitted if, in the sub-advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the sub-advisor is aware of any other data that calls into question the reliability of market quotations. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends quarterly.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table).

The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distribution are not cashed within 180 days; or
•	Bank account of record is no longer valid.

          You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

          Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

          The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”):

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

          Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

          If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

          If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

          Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

The Fund is authorized to pay the advisor a fee equal to 1.50% of the Fund’s average daily net assets. The advisor contractually has agreed to waive its management fee and/or reimburse certain operating expenses to the extent necessary to maintain the Fund’s net expenses (excluding brokerage fees and commissions; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; indirect expenses, such as fees and expenses of acquired funds, and extraordinary expenses), at 2.00% of the Fund’s average daily net assets, through November 30, 2009. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the fee was waived, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. For the fiscal year ended July 31, 2008, the advisor received a fee of ___% the Fund’s average daily net assets after waivers and reimbursements.

Sub-Advisor: The advisor has retained Bastiat Capital, LLC, 5700 Granite Parkway, Suite 200, Plano, TX, 75024, to serve as investment sub-advisor to the Fund. The advisor has responsibility for selecting the Fund’s investments. The sub-advisor identifies securities for investment, determines when securities should be purchased or sold and selects brokers or dealers to execute transactions for the Fund’s portfolio. The sub-advisor is a newly-formed entity. Bastiat Capital was founded in 2006, and is controlled by its majority owner, Albert J. Meyer.

          Bastiat Capital receives a fee from the advisor (not the Fund) computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s net assets.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory and sub-advisory agreements is provided in the Fund’s initial semi-annual report for the period ended January 31, 2008.

          Portfolio Managers. The investment decisions for the Fund are made jointly by Albert J. Meyer and William L. Culbertson, III; however, Mr. Meyer has ultimate decision-making authority for the Fund’s investment decisions.

          Albert J. Meyer, CA, CPA. Mr. Meyer founded Bastiat Capital in March 2006 and currently serves as the firm’s Managing Member. Prior to founding the sub-advisor, Mr. Meyer was the founder and General Manager of 2nd Opinion Research, a firm that provided detailed forensic analysis of companies to investment firms, which he began in March 2003. From 1998 to 2002, he was a research analyst for David W. Tice & Associates, LLC. Mr. Meyer provided research and analysis in connection with “Behind the Numbers,” an independent research publication of David W. Tice & Associates that issues quality of earnings warnings, and he also provided research and analysis to the portfolio manager of the Prudent Bear Fund, an open end mutual fund managed by David W. Tice & Associates. Mr. Meyer was awarded the Michiganian of the Year award in 1995 for exposing the New Era Philanthropy/Ponzi scheme that defrauded non-profit organizations of hundreds of millions of dollars. In 2005, the American Accounting Association honored Mr. Meyer with the Accounting Exemplar Award. His detailed forensic analysis of companies has led to the exposure of accounting irregularities by many large companies, and articles in the mainstream media, such as The Wall Street Journal, New York Times, and Harvard Business School Case Studies, among others. Mr. Meyer is a Certified Public Accountant and a Chartered Accountant (the British Commonwealth equivalent of a CPA). He received his formal education at the University of South Africa, Pretoria. Mr. Meyer was formerly an accounting professor at Spring Arbor University in Michigan and assistant academic dean at the University of Natal, South Africa.

William “Dusty” Culbertson. Mr. Culbertson joined Bastiat Capital in March 2003 and currently is a vice-president of the firm. Prior to joining the sub-advisor, he was a Manager at 2nd Opinion Research, from March 2003 through February 2006, where he assisted in identifying investment opportunities, writing research reports, and running the firm’s marketing and operations efforts. Between July 2002 and March 2003, Mr. Culbertson was a consultant at IBM Business Consulting. Mr. Culbertson was a consultant/auditor at Arthur Andersen from 1999 through July 2002 where he performed financial audits on FORTUNE 500 companies and consulted with large public companies to identify and implement strategic best practices. Mr. Culbertson graduated magna cum laude from Texas A&M University at College Station with a Bachelor’s in Accounting and Masters in Finance from the school’s Honor program.

           The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

          If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

          To the extent that the advisor, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period August 14, 2007 (commencement of the Fund’s investment operations) through July 31, 2008 [to be completed].

[Financial statements to be added by amendment.]

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•    Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

          Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          Annual and Semi-Annual Reports: While this prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

          Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI, as well as the Fund’s Annual and Semi- Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Fund’s Internet site at www.mirzamfunds.com or www.mirzam.org.

By Telephone:	Call Shareholder Services at (888) 693-8056

By Mail:	Send a written request to:

Mirzam Capital Appreciation Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

MIRZAM CAPITAL APPRECIATION FUND

STATEMENT OF ADDITIONAL INFORMATION

, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Mirzam Capital Appreciation Fund dated                , 2008. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2008 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (888) 693-8056.

TABLE OF CONTENTS

PAGE

DESCRIPTION OF THE TRUST AND FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	13
INVESTMENT ADVISOR AND SUB-ADVISOR	15
TRUSTEES AND OFFICERS	19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	23
PORTFOLIO TURNOVER	24
PORTFOLIO TRANSACTIONS AND BROKERAGE	24
DISCLOSURE OF PORTFOLIO HOLDINGS	25
PROXY VOTING POLICY	26
DETERMINATION OF NET ASSET VALUE	27
REDEMPTION IN-KIND	28
STATUS AND TAXATION OF THE FUND	28
CUSTODIAN	30
FUND SERVICES	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTing firm	31
DISTRIBUTOR	31
DISTRIBUTION PLAN	31
FINANCIAL STATEMENTS	32

DESCRIPTION OF THE TRUST AND FUND

          Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment advisor is Mirzam Asset Management LLC (the “Advisor”). The Advisor has retained Bastiat Capital LLC to serve as sub-advisor to provide portfolio management and related services to the Fund (the “Sub-advisor”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

          For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI.

          The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

          Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

          This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest in each of the following: rights, warrants, or convertible preferred stocks.

B.	Foreign Securities.

                      General. The Fund may invest in foreign securities, either directly or by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar instruments. Investing in securities of foreign companies and countries involves certain considerations and risks that are typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign government laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

                      Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

                      Emerging Markets Securities. The Fund may purchase securities of issuers located in emerging market countries and, as such, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular issuer.

                      Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollars, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                                Depository Receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers, as such, the Fund will be subject to significant risks in addition to the risks inherent in U.S. investments. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs generally is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. GDRs may be denominated in foreign currencies and, in such event, will be subject to currency risks.

C.        Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Sub-advisor to be creditworthy (subject to review by the Board of Trustees). The Sub-advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

D.        Other Investment Companies. Subject to applicable restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and any exemptive orders under the 1940 Act granted by the SEC, the Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, the Fund indirectly will bear management and other fees which are in addition to the Fund’s fees and expenses.

                       ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Fund may invest in new exchange-traded shares as they become available.

                      The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund — the actual return to the shareholder — will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that trigger changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds — municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some closed-end funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

                      Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, using borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money — issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets — 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150). Although closed-end funds rarely deleverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

    Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Fund generally will invest in closed end funds that trade on a national exchange. Some closed end funds trade less actively and may not be very liquid. To the extent that the Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

To the extent that the Fund invests in other investment company in excess of the limits set forth in 1940 Act pursuant to applicable exemptive order granted by the SEC (for example, if the Fund acquires more than 3% of the outstanding securities of the other investment company), the Fund will be subject to additional restrictions including, for example, restrictions on the Fund’s ability to vote its shares of held in such investment company.

E.        Fixed Income Securities. The Fund may temporarily invest in short term fixed income securities. The Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

F.         U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

G.        Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

H.        Option Transactions. The Fund may engage in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market.

                      Options on securities which the Fund sells (writes) will be “covered.” The sale of a call option will be covered either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by segregating with the Custodian high quality liquid debt obligations equal to the current market price of the security or index, marked to market daily, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to segregating with the Custodian high quality liquid debt obligations equal to the difference between the strike price of the sold call and the strike price of the purchased call. The sale of a put option will be covered either 1) by segregating with the Custodian high quality liquid debt obligations equal to the amount necessary to purchase the underlying security if exercised, marked to market daily, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to segregating with the Custodian high quality liquid debt obligations equal to the difference between the strike price of the sold put and the strike price of the purchased put. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

                      The Fund may also engage in multiple option transactions involving the same underlying stock or index. Generally, the Sub-advisor would use a multiple option strategy only in special situations to reduce the cost of the hedge or to enhance the Fund’s return. In such cases, each option sold by the Fund will be covered as described in the preceding paragraph.

                      The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price, in which case the Fund may be required to purchase the security at a higher price than the market price of the security. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price. Further, the total premium paid for any option may be lost if the Fund does not exercise the option, or in the case of over-the-counter options, the writer does not perform its obligations.

I.         Real Estate Investment Trusts. A real estate investment trust (“REITs”) is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended

J.         Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or which, in the opinion of the Sub-Advisor is of equivalent investment quality. Certain notes may have floating or variable rates. Unless deemed liquid by the Sub-advisor, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments.

          Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

          The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.

K.         Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

                      1.         Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, the Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

                      2.         Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

                      3.         Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

L.        Convertible Securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

M.       Indexed Securities. The Fund may invest in purchases of securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

          The performance of indexed securities depends to a great extent on the performance of the security, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

N.        Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Sub-advisor in response to requests of broker-dealers or institutional investors which the Sub-advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

O.        Royalty or Income Trusts. The Fund may invest in income trusts, including business trusts and oil royalty trusts (or partnerships). Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-

income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

1.       Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the Fund’s portfolio as they cover a broad range of industries and geographic, including the airline industry, public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

2.       Oil Royalty Trusts or Publicly Traded Partnerships. The Fund may invest in oil royalty entities that are traded on major stock exchanges, structured as trusts or limited partnerships. A royalty trust or publicly traded partnership (“PTP”) typically controls an operating company which purchases oil and gas properties using the entity’s capital. The royalty entity then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty entity represent an economic interest in the underlying assets of the entity.

                                  Royalty trusts and/or PTPs pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, the royalty entities are effectively precluded from internally originating new oil and gas prospects. Therefore, these entities typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where possible, additional debt. Consequently, these entities are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk as well as operating risk.

                                  The operations and financial conditions of oil royalty trusts or PTPs, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the entity. Such entities are also subject to the risk of an adverse change in the regulations of the natural resources industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by these royalty entities are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even in successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, could continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause the Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

                                  Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust or PTP are depleted. The ability of such entity to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty entities have demonstrated consistent positive reserve growth year-over-year and, as such, certain of these entities have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts or partnerships manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

                                  When the Fund invests in foreign oil royalty trusts and/or PTPs, it will also be subject to foreign securities risks which are more fully described above.

INVESTMENT LIMITATIONS

          Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

          1.        Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

          2.        Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff and (b) as described in the Prospectus and this SAI.

          3.        Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

          4.        Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

          5.        Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

          6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

          7.         Concentration. The Fund will not invest more than 25% of its total assets in any particular industry; provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

  8.           Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

          With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (as defined above).

          1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

          2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

          3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

          4.        Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

          5.         Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale and other illiquid securities.

INVESTMENT ADVISOR AND SUB-ADVISOR

          Mirzam Asset Management, LLC, 1 Main Street, Suite 200, Tequesta, FL, serves as investment advisor the Fund. The Advisor is controlled by Clifford R. Morris, its Managing Member.

Under the terms of the advisory agreement (“Advisory Agreement”), the Advisor is responsible for managing the Fund’s investments, including supervising the Sub-Advisor’s daily trading activities. The Advisor also coordinates the Fund’s marketing activities, and oversees its regulatory compliance activities. As compensation for its services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Advisor has agreed to waive all or a portion of its management fees and/or reimburse the Fund for certain operating expenses it incurs, but only to the extent necessary to maintain the Fund’s net annual expenses, excluding brokerage costs, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) at 2.00% of the average daily net assets of the Fund, through November 30, 2009.

          The following table sets forth the advisory fees paid to the Advisor by the Fund during the last fiscal period:

* For the period August 14, 2007 (commencement of operations) through July 31, 2008.
**This amount is subject to reimbursement by the Fund through July 31, 2011.

          The Advisor retains the right to use the name “Mirzam” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Mirzam” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

          The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

          Sub-advisor. The advisor has retained Bastiat Capital, LLC, 5700 Granite Parkway, Suite 200, Plano, TX, 75024, to serve as investment Sub-advisor to the Fund. The Sub-advisor uses its best judgment to make investment decisions on behalf of the Fund, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-advisor makes its officers and employees available to the Advisor from time to time at reasonable times to review investment policies and to consult with the Advisor regarding the investment affairs of the Fund, and assists the Advisor in marketing the Fund. The Sub-advisor also votes proxies relating to the Fund’s portfolio securities, and maintains books and records with respect to the securities transactions and renders to the Advisor such periodic and special reports as the Advisor or the Trustees may request. The Sub-advisor pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund. The Sub-Advisor is controlled by Albert J. Meyer, its Managing Member and a portfolio manager of the Fund.

Under the terms of a sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”), the Sub-advisor receives a fee from the Advisor computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s net assets. For the fiscal year ended July 31, 2008, the Sub-advisor received $_______________ from the Advisor in respect of its sub-advisory services to the Fund.

The Advisory Agreement and Sub-Advisory Agreement were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at meetings held on May 21, 2007. The factors that the Board considered in approving each of the Advisory Agreement and Sub-Advisory Agreement will be contained in the Fund’s initial semi-annual report to shareholders.

About the Portfolio Managers  Albert J. Meyer and Wiliam L. Culbertson are jointly and primarily responsible for making the investment decisions for the Fund (each, a “Portfolio Manager”), although Mr. Meyer has ultimate decision-making authority. As of July 31, 2008, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund: [to be updated]

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Albert J. Meyer	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: _______*	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $_________ million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
William L. Culbertson	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: _______*	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $_______ million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

*The same 16 accounts are jointly managed by the portfolio managers.

Portfolio Managers’ Compensation. Each Portfolio Manager is compensated for his services by the Sub-advisor. Each Portfolio Manager’s compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of the Fund or any other client account. Like all employees of the Sub-advisor, each Portfolio Manager is eligible to participate in the Sub-advisor’s profit sharing and pension plans.

Potential Conflicts of Interest. The Portfolio Managers may have a potential conflict of interest in determining how to allocate their time among the various accounts that they manage. The Sub-advisor will monitor the Portfolio Managers’ client responsibilities and, in the event of excessive responsibilities, will take any necessary steps to allocate its clients to other qualified employees of the Sub-advisor. Another conflict of interest could arise to the extent the Fund and another of the Sub-advisor’s clients seek to acquire the same security at about the same time. As a result, the Fund may not be able to acquire as large a position in such security as it desires or it may be obligated to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. The Sub-advisor will attempt to “block” trades for the same securities that are bought or sold at the same time by more than one client, because participation in volume transactions could produce better executions for the participating clients. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the Sub-advisory typically allocates purchases and sales on a pro rata, average price per share basis.

As of July 31, 2008, the Portfolio Managers owned shares of the Fund in the following ranges: [to be updated]

Portfolio Manager	Dollar Range of Fund Shares
Albert J. Meyer	$50,001 - $100,000
William L. Culbertson	$10,001 - $50,000

TRUSTEES AND OFFICERS

  The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Retired, since September 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from 1992 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2003; Treasurer and past Chair, board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian church (U.S.A.).

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust currently consists of 34 series.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31,2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the fair valuation determinations, if any, by the Fund’s Advisor. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee held four meetings during the year ended December 31, 2007.

  The Advisor Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisors and sub-advisors toe ach series of the Trustee, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisors and sub-advisors and the Trust’s Administrator, and it also conducts telephone interviews of advisors and sub-advisors. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31,2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Nancy V. Kelly (Age – 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age – 45) Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (Age - 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the distributor of various series of the Trust.

**** Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the prior Treasurer.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31,2007.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None

Kenneth G.Y. Grant	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 34 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,4122	$0	$0	$48,000

Stephen A. Little, Chairman of the Board	$1,412	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,118	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,118	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,118	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4,647[6]	$0	$0	$158,000[7]
Heather Bonds, Secretary	$0	$0	$0	$0

1 The Trust currently consists of 34 series.

2 During the fiscal year ended July 31, 2008, each Trustee received a total of $________from the Fund.3 During the fiscal year ended July 31, 2008, each Trustee received a total of $________from the Fund.

4 During the fiscal year ended July 31, 2008, the Trustee received a total of $________from the Fund.

5 The Trustee was appointed to the Board in May, 2008, and received a total of $ from the Fund during the fiscal year ended July 31, 2008.

6 During the fiscal year ended July 31, 2008, the CCO received a total of $________from each Fund.

7 In addition to the CCO’s salary listed in the table, the Trust incurs $25,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of November , 2008, the following persons were considered to be either a control person or principal shareholder of the Fund:

As of November , 2008, the Trustees and officers of the Trust, as a groupbeneficially owned by less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal period August 14, 2007 (commencement of investment operations) through July 31, 2008 was %.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. The Advisor has delegated this responsibility to the Sub-advisor. In placing portfolio transactions, the Sub-advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the period August 14, 2007 (commencement of investment operations) through July 31, 2008, the Fund paid $__________in brokerage commissions.

          The Sub-advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-advisor in connection with its services to the Fund. For fiscal period August 14, 2007 (commencement of investment operations) through July 31, 2008, the Sub-advisor did not direct any Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund.

          Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust, the Advisor, the Sub-Advisor, and the Fund’s Distributor have each adopted a Code of Ethics (collectively, the “Codes”) under Rule 17j-1 of the 1940 Act, and the Advisor’s and Sub-Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisors Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of each Code, free of charge, by calling Shareholder Services at (888) 693-8056. You may also obtain copies of the Codes from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Sub-Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

          Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Advisor, nor any of its affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.    The Fund also may post its complete portfolio holdings to the Advisor’s website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Advisor’s website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

          Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s Chief Compliance Officer. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Trust’s Chief Compliance Officer, who will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor and the Sub-advisor, and any of their affiliated persons, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICY

          The Trust and the Fund’s Sub-advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor who, in turn, has delegated such responsibility to the Sub-Advisor. The Sub-advisor votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests.

          The Sub-advisor’s proxy voting policy requires the Sub-advisor to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Sub-advisor’s policy underscores the Sub-advisor’s concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Each vote cast by the Sub-advisor on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.           You may obtain a copy of the Trust’s and the Sub-advisor’s proxy voting policy by calling Shareholder Services at (888) 693-8056 to request a copy, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

          The price (net asset value) of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Sub-advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used.When market quotations are not readily available, when the Sub-advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Sub-advisor in good faith according to guidelines established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an independent trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

          Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last day of its last fiscal period is as follows:

$	=	$

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

          A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

          The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of July 31, 2008, the Fund had no capital loss carryforwards.

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

          The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

          If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management.. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor.

     For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, fund accountant and administrator. The officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Custodian and the Distributor. Certain officers of the Trust are also officers of Unified.

          Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more) for these transfer agency services.

          In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s assets up to $50 million, 0.040% of the Fund’s assets from $50 million to $100 million, 0.030% of the Fund’s assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

          Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s assets under $50 million, 0.070% of the Fund’s assets from $50 million to $100 million, 0.050% of the Fund’s assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

          The following table provides information regarding fees paid by the Fund to Unified during the period August 14, 2007 (commencement of investment operations) through July 31, 2008 in connection with its transfer agency, fund accounting and administrative services to the Fund. The amounts given include reimbursement for various out-of-pockets expenses.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending July 31,2009. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is an officer of the Distributor , and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are wholly-owned subsidiaries of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

          The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

          The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on May 21, 2007 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. During the fiscal period August 13, 2007 (commencement of investment operations) through July 31, 2008, the Fund paid 12b-1 fees of $___________ relating to the following types of activities:

FINANCIAL STATEMENTS

             [To be incorporated by amendment.]

PART C. OTHER INFORMATION

Item 23.     Exhibits

(1)     (a )     Financial Statements included in Part A: [To be added by amendment].

     (b )     Financial Statements included in Part B: [To be added by amendment].

(2)     (a )     (i )     Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

          (ii )     First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

          (iii )     Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

          (iv )     Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

          (v )     Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

          (vi )     Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

          (vii )     Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

          (viii )     Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

          (ix )     Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference..

     (b )     By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

     (c )     Instruments Defining Rights of Security Holders – None.

     (d )     Investment Advisory Contracts:

1.     Copy of Registrant’s Management Agreement with Gamble Jones Investment Counsel with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.     (a )     Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

               (b )     Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

3 .     (a )     Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b )     Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2007 and incorporated herein by reference.

4 .     (a )     Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

5 .     (a )     Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

6 .     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7 .     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8 .     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

     (b )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Retail Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

     (c )     Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Institutional Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

9 .     (a )     Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

               (b )     Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

10 .     Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

11 .     (a )     Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

12 .     (a )     Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

13 .     (a )     Copy of Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

14 .     (a )     Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

15 .     (a )     Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

16 .     (a )     Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

17 .     (a )     Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

18 .     Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

19 .     (a )     Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

20 .     (a)     Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Iron Financial Management, Inc., regarding the temporary reduction of the management fee for the Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

21 .     (a )     Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

22 .     (a )     Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

     (b )     Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

23 .     (a )     Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

     (b )     Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 29, 2008 and incorporated herein by reference.

24 .     (a )     Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

25 .     (a )     Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

26 .     (a )     Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

27 .     (a )     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

28 .     (a )     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

29 .     (a )     Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

30 .     (a )     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund’s 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

31 .     (a )     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund’s 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

32 .      Copy of Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Large Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

33 .     (a )     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (b )     Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (c )     Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund’s 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

34 .     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

35 .     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

36 .     (a )     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

37 .     (a )     Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

     (c )     Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

38 .     (a )     Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

39 .     (a )     Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

40 .     (a )     Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (c )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (d )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Hillman Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (e )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Optique Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (f )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (g )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (h )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and WB Capital Management Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

41 .     (a )     Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (c )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (d )     Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

42 .     Copy of Portfolio Consulting Agreement between Envestnet Asset Management, Inc. and III to I Financial Management Research, L.P. with regard to 3 to 1 Funds – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

43 .     (a )     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

     (b )     Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(e)     (1)     Underwriting Contracts.

          (a)     Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

          (b)     Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

(2)     Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)     Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)     Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)     Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)     Bonus or Profit Sharing Contracts – None.

(g)     Custodian Agreements.

(1)     Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)     (a )     Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

     (b )     Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)     Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)     (1)     (a )     Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

          (b )     Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(i)     Legal Opinion and Consent – A Legal Opinion by Thompson Hine LLP was filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and is hereby incorporated by reference. The consent of Thompson Hine LLP is filed herewith.

(j)     Other Opinions. Consent of independent registered public accounting firm - [To be submitted by amendment].

(k)     Omitted Financial Statements – None.

(l)     Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)     (1)     Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)     Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)     Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)     Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)     Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(6)     Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(7)     Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)     Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(9)     Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(10)     Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(11)     Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(12)     Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(13)     Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(14)     Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(15)     Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(16)     Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(17)     Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(18)     Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(19)     Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(20)     Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(21)     Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(22)     Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)     Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(24)     Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(n)     (1)     Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)     Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(3)     Copy of Rule 18f-3 Plan for the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(o)     Reserved.

(p)     (1)     Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on June 20, 2007 and incorporated herein by reference.

     (2)     Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (3)     Code of Ethics adopted by Unified Financial Securities, Inc., as distributor to Registrant – Filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

(q)     (1)     Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (2)     ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (3)     Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (4)     Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

     (5)     Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

     (6)     Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

     (7)     Proxy Voting Policy and Procedures adopted by Gamble Jones Investment Counsel with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

     (8)     Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

     (9)     Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

     (10)     Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

     (11)     Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

     (12)     Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

     (13)     Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

     (14)     Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

     (15)     Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

     (16)     Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

     (17)     Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

     (18)     Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

     (19)     Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (20)     Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

     (21)     Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

     (22)     Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

     (23)     Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

     (24)     Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (25)     Proxy Voting Policy and Procedures adopted by Hillman Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (26)     Proxy Voting Policy and Procedures adopted by Optique Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (27)     Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (28)     Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (29)     Proxy Voting Policy and Procedures adopted by WB Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (30)     Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (31)     Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

     (32)     Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

Item 24.     Persons Controlled by or Under Common Control with Registrant

          The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

          Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the BeckerCapital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

          Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.     Indemnification

          Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.     Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Enhanced Equity Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Enhanced Equity Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

7.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

8.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

9.

Gamble Jones Investment Counsel (“GJIC”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as President and Ms. Alison Gamble is also an executive officer. Further information about GJIC, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

11.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

12.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

13.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

14.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Enhanced Equity Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

15.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD .

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Jerry Paul is the Managing Director of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook and Lester T. Rich are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD .

25.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

26.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

27.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

28.

III to I Financial Management Research, L.P. (“FMR”) serves as portfolio research consultant to the 3 to 1 Funds. Michael Watters and Darrell Cain are controlling persons of FMR. Further information about FMR can be obtained from its Form ADV Part I available on the IAPD.

29.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

30.

Hillman Capital Management, Inc. (“Hillman”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mark A. Hillman is the President and CIO of Hillman. Further information about Hillman can be obtained from its Form ADV Part I available on the IAPD.

31.

Optique Capital Management, Inc. (“Optique”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Colette M. Wallner is the President and Chief Compliance Officer, and Wendell L. Perkins is the CIO of Optique. Further information about Optique can be obtained from its Form ADV Part I available on the IAPD.

32.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

33.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

34.

WB Capital Management, Inc. (“WB Capital”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Jeffrey, David Lorenzen is the President of WB Capital. Further information about WB Capital can be obtained from its Form ADV Part I available on the IAPD.

35.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

36.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

37.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD

Item 27.     Principal Underwriters

     Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)     Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Builders Fixed Income Fund, Inc., Dividend Growth Trust, LCM Landmark Series Trust, Sparrow Funds, Skyhawk Funds Trust, TrendStar Investment Trust, and The Penn Street Fund, Inc.

(b)     The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, and Treasurer	None
John C. Swhear*	Chief Compliance Officer	Sr. Vice President
Anna Maria Spurgin	Assistant Vice President	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

     * The principal business address of each officer of Unified Financial is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c)     Not applicable.

Item 28.     Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank
41 South High Street
Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Polynous Securities, LLC

880 Franklin St., Suite 705
San Francisco, CA 94102

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

III to I Financial Management Research, L.P.
5580 Peterson Lane, Suite 100
Dallas, Texas 75240

Aletheia Research and Management, Inc.
100 Wilshire Blvd., Suite 1960
Santa Monica, California 90401

                        Archer Investment Corporation

                       9000 Keystone Crossing, Suite 630
                       Indianapolis, IN 46240

Bastiat Capital, LLC
Granite Parkway, Suite 200
Plano, TX, 75024

Becker Capital Management, Inc.

                        1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.
1111 Broadway, Suite 1630
Oakland, CA 94607

Chinook Capital Management, LLC

                        4380 SW Macadam Ave
                        Suite 250
                        Portland, OR 97239

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW
Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC
2480 Kettering Tower
Dayton, Ohio 45423

Dreman Value Management, LLC
520 East Cooper Avenue
Suite 230-4

Aspen, CO 81611

Envestnet Asset Management, Inc.
35 East Wacker Drive, 16th Floor
Chicago, Illinois 60601

Financial Counselors, Inc.
442 West 47th Street

Kansas City, Missouri 63112

Gamble Jones Investment Counsel
301 East Colorado Blvd., Suite 802
Pasadena, California 91101

Hillman Capital Management, Inc.
7600 Wisconsin Avenue, Suite 650
Bethesda, Maryland 20814

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza
Suite 250
Northfield, Illinois 60093

Leeb Capital Management, Inc.
500 Fifth Avenue, 57th Floor
New York, NY 10110

Loomis, Sayles & Company, LP,
One Financial Center
Boston, Massachusetts 02111

London Company of Virginia
1801 Bayberry Court, Suite 301
Richmond, Virginia 23226

Marco Investment Management, LLC
300 Atlanta Financial Center
3343 Peachtree Road, NE

Atlanta, GA 30326

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL, 33469

Newton Capital Management Ltd.
Mellon Financial Centre
160 Queen Victoria Street, London
EC4V 4LA, United Kingdom

NS Investment Partners, LLP
1055 Westlakes Drive
Suite 300
Berwyn, PA 19312

Optique Capital Management, Inc.
555 Main St., Suite 440
Racine, Wisconsin 53403

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325
Chicago, IL 60603

Pictet Asset Management, Ltd.
25 Old Broad Street
Tower 42, Level 37
London, EC2N 1HQ

Polynous Capital Management, Inc.
880 Franklin St., Suite 705
San Francisco, CA 94102

Quixote Capital Management, LLC
5619 DTC Parkway, Suite 100
Greenwood Village, CO 80111

SMI Advisory Services, LLC
422 Washington Street
Columbus, IN 47201

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

StoneRidge Investment Partners, LLC

                        301 Lindenwood Drive, Suite 310
                        Malvern, PA 19355

Symons Capital Management, Inc.

                        650 Washington Road, Suite 800

                     Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC
7493 North Ingram
Suite 104
Fresno, California  93711

SMH Capital Advisors, Inc.
600 Travis, Suite 3100
Houston, Texas 77002

WB Capital Management, Inc.
1415 28th Street
West Des Moines, Iowa 50266

     Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.     Management Services

          None.

Item 30.     Undertakings

     Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

     Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 117 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on October 1, 2008..

                                         UNIFIED SERIES TRUST

                                        By: /s/      Anthony J. Ghoston     _____

                                    Anthony J. Ghoston, President
Attest:

By: /s/ William Murphy_______
William Murphy, Treasurer and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated, which, for the trustees, represents the consent of the majority of the Registrant’s trustees.

Signature	Title	Date
/s/ Anthony J. Ghoston___ Anthony J. Ghoston	President	October 1, 2008
/s/ William Murphy______ William Murphy	Treasurer and CFO	October 1, 2008
/s/ Daniel Condon * Daniel Condon	Trustee	October 1, 2008
/s/ Gary E. Hippenstiel_* Gary E. Hippenstiel	Trustee	October 1, 2008
/s/ Stephen Little * Stephen Little	Trustee	October 1, 2008
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	October 1, 2008
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	October 1, 2008
Kenneth Grant *** Kenneth Grant	Trustee	October 1, 2008

*

**

***/s/ Carol Highsmith

Carol Highsmith, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

***Signed pursuant to a Power of Attorney dated June 19, 2008 and filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number     Description

EX.99.i          Consent of Legal Counsel